                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 18, 2003
                              (February 14, 2003)




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



           1-983                                          25-0687210
(Commission File Number)                       (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                   46545-3440
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:       574-273-7000

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on February 14, 2003 announcing fourth quarter and full year 2002 results.

A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated February 14, 2003.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL STEEL CORPORATION

Date:  February 18, 2003             By:  /s/ Kirk A. Sobecki
                                     -------------------------------------------
                                     Kirk A. Sobecki
                                     Senior Vice President and Chief
                                     Financial Officer